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                                                                 EXHIBIT 10.4.13
                                                                 ---------------

                               AMENDMENT NO. 1 TO
             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
             -------------------------------------------------------

         AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of April 30, 2001 by and among WCI STEEL, INC., an Ohio corporation ("WCI Steel"), WCI STEEL SALES L.P., an Ohio limited partnership ("WCI Sales LP", and together with WCI Steel, individually, each a "Borrower" and collectively, "Borrowers"), CONGRESS FINANCIAL CORPORATION, a Delaware corporation, as successor by merger to Congress Financial Corporation, a California corporation (in its individual capacity "Congress"), BANK OF AMERICA, N.A. ("BankAmerica", and together with Congress, collectively "Lenders"), and CONGRESS FINANCIAL CORPORATION, as Agent for Lenders (in such capacity, "Agent").

                                   WITNESSETH
                                   ----------

         WHEREAS, Borrowers have entered into financing arrangements with Lenders and Agent pursuant to which Lenders (or Agent on behalf of Lenders) have made loans and provided other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated July 30, 1999, between Borrowers, Lenders and Agent (as the same now exists and is amended hereby and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

         WHEREAS, Borrowers have requested that Lenders and Agent agree to certain amendments to the Loan Agreement and Lenders and Agent are willing to agree to such amendments, subject to the terms and conditions contained herein; and

         WHEREAS, by this Amendment, Borrowers, Lenders and Agent intend to evidence such amendments.

         NOW, THEREFORE, in consideration of the foregoing, and the agreements and covenants contained herein, the parties hereto agree as follows (with the amendments to the Loan Agreement being effective as of the date hereof):

1. DEFINITIONS. For purposes of this Amendment, unless otherwise defined herein, those terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings given to such terms in the Loan Agreement.


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2. ADJUSTED NET WORTH. Section 7.19 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                      "7.19 CONSOLIDATED ADJUSTED NET WORTH. WCI Steel and its
              Subsidiaries shall, at all times, maintain a Consolidated Adjusted Net Worth of not less than negative $200,000,000 on the date hereof and at all times thereafter."

3. AMENDMENT FEE. In addition to all other fees, charges, interest and expenses payable by Borrowers to Agent, Borrowers shall pay to Agent for the ratable benefit of Lenders a fee for entering into this Amendment in an amount equal to $xxx,xxx, which fee is fully earned as of the date hereof and due and payable on the date hereof, and which Agent may, its option, charge directly to the loan account(s) of Borrowers.

4. EVENTS OF DEFAULT. Lenders and Agent have not waived and are not by this Amendment waiving, and have no intention of waiving, any Event of Default, which may have occurred prior to the date hereof, or may be continuing on the date hereof or any Event of Default which may occur after the date hereof. Lenders and Agent reserve the right, in their discretion, to exercise any or all rights and remedies arising under the Financing Agreements, applicable law or otherwise as a result of any Events of Default which may have occurred prior to the date hereof, or are continuing on the date hereof, or any Event of Default which may occur after the date hereof.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Borrower represents, warrants and covenants with and to Lenders and Agent as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making or providing of any Loans or Letter of Credit Accommodations by or on behalf of Lenders to Borrowers:

              (a) This Amendment has been duly authorized, executed and delivered by each Borrower, and the agreements and obligations of each Borrower contained herein constitutes legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with its terms.

              (b) Neither the execution and delivery of this Amendment, or any other agreements, documents or instruments in connection herewith, nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof (i) is in contravention of any law or regulation or any order or decree of any court or governmental instrumentality applicable to Borrowers in any respect, or (ii) conflicts with or results in the breach of, or constitutes a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which either Borrower is a party or may be bound, or (iii) violates any provision of the certificate of incorporation or by-laws of WCI Steel or the partnership agreement of WCI Sales LP.


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              (c) After giving effect to the provisions of this Amendment, no
Event of Default or act, condition or event which with notice or passage or time or both would constitute an Event of Default, exists or has occurred and is continuing.

6. CONDITIONS PRECEDENT. The effectiveness of the terms and conditions of this Amendment shall be subject to the receipt by Agent of an original of this Amendment, duly authorized, executed and delivered by Borrowers.

7. GENERAL.

              (a) EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

              (b) FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary to effectuate the provisions and purposes of this Amendment.

              (c) GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflict of laws).

              (d) BINDING EFFECT. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders and Borrowers and their respective successors and assigns.

              (e) COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

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         The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                         CONGRESS FINANCIAL CORPORATION,
                                         as Lender

                                         By: /S/  ROBERT STRACK
                                             ------------------

                                         Title: First Vice President
                                                -------------------

                                         BANK OF AMERICA, N.A.,
                                         as Lender

                                         By: /S/  EDMUNDO KAHN
                                             -----------------

                                         Title: Vice President
                                                --------------

                                         WCI STEEL, INC.

                                         By: /S/   JOHN P. JACUNSKI
                                             ----------------------

                                         Title: Vice President and CFO
                                                ----------------------

                                         WCI STEEL SALES L.P.

                                         By:  /S/   PAUL A. SANTUZZI
                                              ----------------------

                                         Title: Treasurer
                                                ---------

                                         CONGRESS FINANCIAL CORPORATION,
                                         as Agent

                                         By: /S/  ROBERT STRACK
                                             ------------------

                                         Title: First Vice President
                                                --------------------




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